UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Pointer Ridge Place Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 301-430-2500

                                                     N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On July 24, 2019, Craig E. Clark, Chairman of the Board of Directors of Old Line Bancshares, Inc. (the “Company”) and its wholly-owned subsidiary Old Line Bank, and James W. Cornelsen, President and Chief Executive Officer of the Company and Old Line Bank, received an email from Eric Hovde stating that he was resigning as a director of the Company and Old Line Bank, effective immediately. This was followed by a formal resignation letter, dated July 24, 2019, delivered to Messrs. Clark and Cornelsen on July 25, 2019. Prior to his resignation, Mr. Hovde was a member of the Strategic Opportunities Committee of the Board of Directors of the Company as well as the Company’s Risk Committee.

While he did not so indicate in his resignation, management believes that Mr. Hovde’s decision to resign from the Boards of Directors was driven at least in part by his unhappiness with certain aspects of the process by which the Company’s recently-announced Agreement and Plan of Merger with Wesbanco, Inc., was negotiated and presented to the Boards of Directors for consideration. A copy of Mr. Hovde’s resignation letter is attached as Exhibit 17.1 to this Current Report on Form 8-K.

In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Hovde a copy of the disclosures it is making in this Item 5.02 report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

17.1  -   Letter from Eric D. Hovde resigning from the Old Line Bancshares, Inc. and Old Line Bank Boards of Directors, dated July 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: July 29, 2019	By:	/s/Mark A. Semanie
Mark A. Semanie, Executive Vice President
and Chief Operating Officer